Exhibit J(1)

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Partners Variable Equity Trust

We consent to the use of our report dated February 15, 2012, with respect to the financial statements of Legg Mason ClearBridge Variable Aggressive Growth Portfolio, a series of Legg Mason Partners Variable Equity Trust, as of December 31, 2011, incorporated herein by reference and to the references to our firm under the headings “Financial highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

New York, New York

April 20, 2012

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Partners Variable Equity Trust

We consent to the use of our report dated February 15, 2012, with respect to the financial statements of Legg Mason ClearBridge Variable Equity Income Builder Portfolio, a series of Legg Mason Partners Variable Equity Trust, as of December 31, 2011, incorporated herein by reference and to the references to our firm under the headings “Financial highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

New York, New York

April 20, 2012

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Partners Variable Equity Trust

We consent to the use of our report dated February 15, 2012, with respect to the financial statements of Legg Mason ClearBridge Variable Fundamental All Cap Value Portfolio, a series of Legg Mason Partners Variable Equity Trust, as of December 31, 2011, incorporated herein by reference and to the references to our firm under the headings “Financial highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

New York, New York

April 20, 2012

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Partners Variable Equity Trust

We consent to the use of our report dated February 15, 2012, with respect to the financial statements of Legg Mason ClearBridge Variable Small Cap Growth Portfolio, a series of Legg Mason Partners Variable Equity Trust, as of December 31, 2011, incorporated herein by reference and to the references to our firm under the headings “Financial highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

New York, New York

April 20, 2012